32.1 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flanigan's Enterprises, Inc. (the "Company") on Form 10-K for the year ended October 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
G. Flanigan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/  Joseph G. Flanigan
                                                 -------------------------
                                                 Name: Joseph G. Flanigan
                                                 Chief Executive Officer
                                                 Date: December 30, 2004